Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.                                       Donna Lehmann is the Chief Financial Officer of BH/RE, LLC, a Nevada Limited-Liability Company (the “Company”).

2.                                       The undersigned certifies to the best of her knowledge:

(A)  The Company’s Form 10-K for the annual period ended December 31, 2004 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)  The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 14, 2005

/S/ Donna Lehmann
Donna Lehmann
Chief Financial Officer